Exhibit 10.17

STATE OF SOUTH CAROLINA)	NON-QUALIFIED STOCK OPTION
AGREEMENT PURSUANT TO THE
COUNTY OF PICKENS )	CSI EQUITY INCENTIVE PLAN

THIS AGREEMENT (the “Option Agreement”) is made as of the      day of                     , 2002 by Computer Software Innovations, Inc., a South Carolina corporation (the “Corporation”), and                                  (the “Holder”).

WITNESSETH:

WHEREAS, the Corporation has adopted a “CSI Equity Incentive Plan” dated August 1, 2000 (the “Plan”) that provides for the grant of options to purchase shares of the Corporation’s common stock (the “Shares”); and,

WHEREAS, the Holder is now employed by the Corporation, and the Corporation has determined that it is in the best interests of the Corporation and its shareholders to encourage ownership in the Corporation by qualified employees or individuals as may be determined, thereby providing additional incentive for them to continue in the employ of or provide services to the Corporation or its affiliates; and,

WHEREAS, the shareholders of the Corporation have granted to Holder a non-qualified stock option (“Option”) upon and subject to the terms and conditions of the Plan and of this Option Agreement.

NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties set forth in this Option Agreement, the parties hereto agree as follows:

SECTION ONE

DEFINED TERMS

Unless otherwise defined herein or, unless the context requires a different definition, terms in quotations used herein shall have the meanings assigned to them in the Plan.

SECTION TWO

OPTION, OPTION PRICE AND TIME OF EXERCISE

Effective as of the      day of                     ,             , the Corporation grants to Holder, subject to the terms and provisions set forth hereinafter and in the Plan, the right and option to purchase the number of shares set forth in Exhibit A, attached hereto and incorporated herein by reference, of the presently authorized but unissued common stock (“Common Stock”) of the Corporation at the purchase price per share set forth as the Option Price in Exhibit A (the option hereby granted being hereinafter referred to as the “Option”).

The Option shall be exercisable in accordance with Exhibit A, subject to any termination, acceleration or change in such Exercise Schedule set forth in this Option Agreement apart from Exhibit A. Neither the Option nor any other rights granted under this Option Agreement may be exercised after the Expiration Date set forth on Exhibit A unless the shareholders extend said Expiration Date in writing.

SECTION THREE

EXERCISE PROCEDURE AND WITHHOLDING

a)	Holder shall exercise the Option in whole by delivery to the Corporation of a written notice in substantially the form set forth in Exhibit B, attached hereto and incorporated herein by reference, signed by the Holder, specifying the Option Shares that the Holder then desires to purchase, together with: (i) cash, certified check, or bank draft payable to the order of the Corporation, or other form of payment acceptable to the shareholders, for an amount of United States dollars equal to the Exercise Price of such shares; (ii) by tendering previously acquired Shares of the Corporation valued at such Shares’ Fair Market Value; or (iii) a combination of (i) and (ii). As a condition to the exercise of the Option, the Holder shall execute and deliver the agreement entitled “Non-Qualified Stock Option Purchase Agreement Pursuant to the CSI Equity Incentive Plan,” in which the Corporation shall be granted a “Repurchase Option” and a “Right of First Refusal” as to all shares. The “Repurchase Option” shall give the

Non-Qualified Stock Option Agreement; Page 1

Corporation the option to repurchase all or part of the shares, upon the occurrences set forth more fully in the above-referenced Purchase Agreement. The “Right of First Refusal” shall require the purchaser of the shares, prior to selling, assigning, transferring, pledging or otherwise disposing of any of the shares, or any right or interest therein, either voluntarily or involuntarily, to first deliver a written notice to the Corporation, and the Corporation shall have the option to purchase such shares as set forth in the above-referenced Purchase Agreement.

b)	The Corporation shall, as soon as is reasonably possible, notify the Holder of the amount of withholding tax, if any, that must be paid under federal, state and local law due to exercise of the Option. The Corporation shall have no obligation to deliver certificates for the shares purchased until Holder pays to the Corporation the amount of withholding specified in the Corporation’s notice.

SECTION FOUR

TERMINATION OF EMPLOYMENT/SERVICE AND ACCELERATION OF EXERCISE

a)	If a Holder’s employment (or other service) with the Corporation terminates either (i) for “Cause” or (ii) voluntarily on the part of the Holder (and not for “Cause”) for any reason other than the Holder’s retirement, death or disability, the Holder’s Option, to the extent not previously fully exercised as to all Shares subject to it, will terminate on the date of such termination of employment (or other service). “Cause” shall mean, as determined by the shareholders of the Corporation, in their discretion exercised in a nondiscriminatory manner: (i) the continued failure of the Holder to substantially perform his/her duties to the Corporation (other than any such failure resulting from disability as defined in IRC § 22(e)(3)), (ii) the engaging by the Holder in willful, reckless or grossly negligent misconduct which is determined by the shareholders to be materially injurious to the Corporation or any of its affiliates, monetarily or otherwise, or (iii) the Holder’s pleading guilty to or conviction of a felony.

b)	If a Holder’s employment or other service with the Corporation terminates because of the Holder’s retirement, the Holder’s Option, to the extent not previously fully exercised as to all Shares subject to it, may be exercised at any time within three (3) months after such termination.

c)	If a Holder’s employment or other service with the Corporation terminates because of the Holder’s death or disability (as defined in IRC § 22(e)(3)), the Holder’s Option, to the extent not previously fully exercised as to all Shares subject to it, may be exercised at any time within one(1) year after such termination. In the event of the Holder’s death, such Option may be exercised by the beneficiary designated by the Holder on Exhibit C, attached hereto and incorporated herein by reference, in accordance with Section Nine hereto, or if no beneficiary is designated on Exhibit C, by the executor or administrator of the Holder’s estate, but in no event after the earlier of (i) the date one year following the Holder’s date of death or (ii) the Expiration Date set forth on Exhibit A hereto.

d)	Except as may be otherwise provided in this Option Agreement, the Option granted hereunder shall not be affected by any change of employment so long as Employee continues to be employed by the Corporation.

e)	Upon the occurrence of a Corporate Change, the Option (to the extent not previously terminated, forfeited or previously fully exercised) may, at the discretion of the shareholders, become fully exercisable as to all shares subject to it. “Corporate Change” shall mean one of the following events: (i) the merger, consolidation or other reorganization of the Corporation; (ii) the lease or exchange of all or substantially all of the assets of the Corporation to any other corporation or entity; (iii) the adoption by the shareholders of the Corporation of a plan of liquidation and dissolution; (iv) the acquisition by any person of beneficial ownership, of more than twenty-five percent (25%) (based on voting power) of the Corporation’s outstanding capital stock.

SECTION FIVE

NON-ASSIGNABILITY AND TERM OF OPTION

The Option shall not be transferable or assignable by the Holder, otherwise than by testamentary will or the laws of descent and distribution, and the Option shall be exercisable during the Holder’s lifetime only by him/her or, during periods of legal disability, by his/her legal representative. No Option shall be subject to execution, attachment, or similar process. In no event may the Option be exercisable to any extent by anyone after the Expiration Date specified in Exhibit A or as otherwise provided herein. Except as permitted by the preceding sentence, neither this Option nor any of the rights and privileges conferred thereby shall be transferred, assigned, pledged, or hypothecated in any way (whether by operation of law or otherwise), and no such Option, right, or privilege shall be subject to

Non-Qualified Stock Option Agreement; Page 2

execution, attachment, or similar process. Upon any attempt to transfer this Option, or of any right or privilege conferred thereby, contrary to the provisions hereof, or upon the levy of any attachment or similar process upon such Option, right or privilege, this Option and any such rights and privileges shall immediately become null and void.

Holder understands and agrees that no provision in this Option Agreement, express or implied, states that the Corporation will employ Holder for any period of time or in any position or for any particular compensation.

SECTION SIX

RIGHTS OF HOLDER IN STOCK

Neither Holder, nor his/her successor in interest, shall have any of the rights of a shareholder of the Corporation with respect to the shares for which the Option is issued until such shares are issued to Holder by the Corporation.

SECTION SEVEN

NOTICES

Any notice to be given hereunder shall be in writing and shall be addressed to the Corporation, in care of the President, at 1661 East Main Street, Easley, SC 29640, and any notice to be given to the Holder shall be addressed to the address designated below the signature appearing hereinafter, or to such other address as either party may hereafter designate in writing to the other. Any such notice shall have been deemed duly given upon three (3) days after sending such notice enclosed in a properly sealed envelope, addressed as aforesaid, registered or certified and deposited (with the proper postage and registration or certificate fee prepaid) in the United States mail.

SECTION EIGHT

SUCCESSORS OR ASSIGNS OF THE CORPORATION

The Option shall be binding upon and shall inure to the benefit of any successor or assign of the Corporation.

SECTION NINE

MISCELLANEOUS

a)	Designation of Beneficiary. The Holder shall have the right to appoint any individual or legal entity in writing, on Exhibit C hereto, as his/her beneficiary to receive any Option (to the extent not previously exercised, terminated or forfeited) under this Option Agreement upon the Holder’s death. Such designation under this Option Agreement may be revoked by the Holder at any time and a new beneficiary may be appointed by the Holder by execution and submission to the shareholders of a revised Exhibit C to this Option Agreement. In order to be effective, a designation of beneficiary must be completed by the Holder on Exhibit C and received by the President or the President’s designee, prior to the date of the Holder’s death. In the absence of such designation, the Holder’s beneficiary shall be the legal representative of the Holder’s estate.

b)	Incapacity of Holder or Beneficiary. If any Holder or Beneficiary entitled to a distribution under this Option Agreement is deemed by the shareholders to be incapable of making an election hereunder or of personally receiving and giving a valid receipt for such distribution hereunder, then, unless and until an election or claim therefore shall have been made by a duly appointed guardian or other legal representative of such person, the shareholders may provide for such election or distribution or any part thereof to be made to any other person or institution then contributing toward or providing for the care and maintenance of such Holder or Beneficiary. Any such distribution shall be a distribution for the account of such Holder or Beneficiary and a complete discharge of any liability of the shareholders, the Corporation and the Plan therefore.

c)	Incorporation of the Plan. The terms and provisions of the Plan are hereby incorporated in this Option Agreement. Unless otherwise specifically stated herein, the Plan’s terms and provisions shall control in the event of any inconsistency between the Plan and this Option Agreement.

Non-Qualified Stock Option Agreement; Page 3

d)	Governing Law. THIS OPTION AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF SOUTH CAROLINA AND ALL APPLICABLE FEDERAL LAWS. THE SECURITIES ISSUED HEREUNDER SHALL BE GOVERNED BY AND IN ACCORDANCE WITH THE CORPORATE SECURITIES LAWS OF THE STATE OF SOUTH CAROLINA.

e)	Gender. Reference to the masculine herein shall be deemed to include the feminine, wherever appropriate, and vice versa.

f)	Counterparts. This Option Agreement may be executed in one or more counterparts, which shall together constitute a valid and binding agreement.

g)	Presumption. This Option Agreement or any section thereof shall not be construed against any party due to the fact that said Option Agreement or any section thereof was drafted by said party.

h)	Further Action. The parties hereto shall execute and deliver all documents, provide all information and take or forbear from all such action as may be necessary or appropriate to achieve the purposes of the Option Agreement.

i)	Parties in Interest. Nothing herein shall be construed to be to the benefit of any third party, nor is it intended that any provision shall be for the benefit of any third party.

j)	Savings Clause. If any provision of this Option Agreement, or the application of such provision to any person or circumstance, shall be held invalid, the remainder of this Option Agreement, or the application of such provision to the persons or circumstances other than those as to which it is held invalid, shall not be affected thereby.

IN WITNESS WHEREOF, this Option Agreement has been executed by the Corporation and the Holder as of the date and year first written above.

Computer Software Innovations, Inc.

	By:	(signature)
Witness # 1
(print name)
Its: President
Witness # 2

Employee (signature)
Witness # 1
(print name)

Address:
Witness # 2

Non-Qualified Stock Option Agreement; Page 4

EXHIBIT A

NON-QUALIFIED STOCK OPTION AGREEMENT

PURSUANT TO

THE CSI EQUITY INCENTIVE PLAN

1.	Date of Grant: ___________________________________________________(Date of offering)

1.	Vesting Date: ___________________________________________________

1.	Holder: ___________________________________________________

1.	Number of Shares: ___________________________________________________

1.	Option Price per Share:___________________________________________________

1.	Expiration Date: ___________________________________________________

  (not more than 10 years from the date of grant)

No options may be exercised after Optionee’s termination of employment.

Non-Qualified Stock Option Agreement; Page 5

EXHIBIT B

COMPUTER SOFTWARE INNOVATIONS, INC.

NOTICE OF EXERCISE OF SHARE OPTION

I hereby exercise my Non-Qualified Stock Option granted by the Corporation and seek to purchase              (number) of common shares of the Corporation pursuant to said Option. I understand that this exercise is subject to all the terms and provisions of my Non-Qualified Stock Option Agreement and of the CSI Equity Incentive Plan referred to therein.

Check and complete as appropriate:

Enclosed is my check or cash in the amount of $ in payment for such shares.

Enclosed are (number) common shares of the Corporation owned by me which I hereby transfer to the Corporation in payment for such shares.

I hereby represent that the                      (number) shares of common shares to be delivered to me pursuant to the above-mentioned exercise of said Option are being acquired by me as an investment and not with a view to, or for sale in connection with, the distribution of any thereof.

Dated:

Holder’s Signature

Receipt is hereby acknowledged of the delivery to me by the Corporation of certificates for                  (number) common shares of the Corporation purchased by me pursuant to the terms and conditions of the Non-Qualified Stock Option Agreement and of the CSI Equity Incentive Plan referred to therein.

Date:

Holder’s Signature

Non-Qualified Stock Option Agreement; Page 6

EXHIBIT C

DESIGNATION OF BENEFICIARY

FOR

THE NON-QUALIFIED STOCK OPTION AGREEMENT

PURSUANT TO THE CSI EQUITY INCENTIVE PLAN

Name of Holder:

Original Date of Option Agreement:

If I shall cease to be employed or engaged by the Corporation by reason of my death, or if I shall die after I have terminated my employment or engagement with the Corporation, but, prior to the expiration of the Option (as provided in the Option Agreement), then all rights to the Option granted under this Option Agreement that I hereby hold upon my death, to the extent not previously exercised, terminated or forfeited, shall be transferred to                                                                                                    (insert name of beneficiary) in the manner provided for in the Plan and the Option Agreement.

Holder Signature:

Date:

Receipt acknowledged on behalf of Computer Software Innovations, Inc. by:

President

Date

Non-Qualified Stock Option Agreement; Page 7